UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2012

Gevo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35073	87-0747704
(State or Other Jurisdiction of Incorporation)	Commission File Number	(I.R.S. Employer Identification Number)

345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 12, 2012, Butamax Advanced Biofuels LLC (“Butamax”), a joint venture between BP p.l.c. and E. I. du Pont de Nemours and Company (“DuPont”), filed a complaint in the United States District Court for the District of Delaware, as Case No. 1:12-cv-00298-UNA, alleging that Gevo, Inc. (the “Company”) is infringing one or more claims made in U.S. Patent No. 8,129,162, entitled “KETOL-ACID REDUCTOISOMERASE USING NADH.” Butamax is seeking a declaratory judgment, injunctive relief, damages, interest, costs and expenses, including attorneys’ fees. The Company believes that it has meritorious defenses to these claims and intends to vigorously defend this lawsuit.

This complaint is in addition to the previously disclosed complaint filed by Butamax against the Company on January 14, 2011, in the United States District Court for the District of Delaware, as Case No. 1:11-cv-00054-UNA, which was subsequently amended on August 11, 2011 (the “Prior Complaint”). The Prior Complaint alleges that the Company is infringing one or more claims made in U.S. Patent Nos. 7,851,188 and 7,993,889. On September 13, 2011, the Company filed an answer to the Prior Complaint, asserting counterclaims against Butamax and DuPont for infringement of U.S. Patent Nos. 8,017,375 and 8,017,376. On January 24, 2012, the Company filed an additional complaint in the United States District Court for the District of Delaware, as Case No. 1:99-mc-09999, alleging that Butamax and DuPont are infringing one or more claims made in U.S. Patent No. 8,101,808.

For a discussion of the risks related to the these complaints and to the Butamax litigation in general, see the sections entitled “Risk Factors” and “Legal Proceedings” under Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2011 filed by the Company with the Securities and Exchange Commission (the “SEC”) on February 28, 2012, as well as any updates to such sections contained in the Company’s subsequent public disclosure documents.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to a variety of matters, including but not limited to: the Company’s ability to successfully enforce its intellectual property rights and defend its patents; the scope, validity and duration of the Company’s patent protection; the Company’s ability to raise sufficient capital to fund its operations, including any patent infringement litigation, and the impact of any such financing activity on the level of its stock price; the Company’s ability to operate its business without infringing the intellectual property rights of others; and other statements that are not purely statements of historical fact. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of the management of the Company and are subject to significant risks and uncertainty. Investors are cautioned not to place undue reliance on any such forward-looking statements. All such forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise these statements, whether as a result of new information, future events or otherwise. Additional factors that could cause actual results to differ materially from the forward-looking statements contained herein are set forth in the Annual Report on Form 10-K of the Company for the year ended December 31, 2011, and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gevo, Inc.

By:	/s/ Mark Smith
Mark Smith Chief Financial Officer

Date: March 15, 2012